[LOGO]


                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           TO BE HELD OCTOBER 14, 1999


To our Shareholders:


      NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of the Conseco Strategic Income Fund (the "Fund"), will be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana, at 11:00 a.m., local time on October 14, 1999. The following proposals will be voted on at the Meeting:

            1. To elect two (2) Class I  Trustees  to serve for a one year term, three (3) Class II  Trustees to serve for a two year term and two
               (2) Class III Trustees to serve for a three year term, and in each case, until their successors are duly elected and qualified (Proposal No. 1);

            2. To ratify  the  selection  of  PricewaterhouseCoopers  LLP as the
               Fund's independent auditors (Proposal No. 2); and

            3. To transact  such other  business as may properly come before the
               Meeting, or any adjournment or postponement thereof.

      These  items  are  discussed  in  greater  detail  in the  attached  Proxy
Statement.

      Only shareholders of record at the close of business on August 16, 1999 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.



                                                   By Order of the Trustees


                                                   William P. Kovacs, Secretary

August 30, 1999
Carmel, Indiana

--------------------------------------------------------------------------------
       WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                                                          [LOGO]

                          CONSECO STRATEGIC INCOME FUND
                         11815 NORTH PENNSYLVANIA STREET
                              CARMEL, INDIANA 46032

                                 PROXY STATEMENT

      This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies by the Board of Trustees of Conseco Strategic Income Fund (the "Fund") for the Annual Meeting of Shareholders (the "Annual Meeting") to be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana on October 14, 1999, at 11:00 a.m., local time, (and at any adjournments thereof), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

      Shareholders of record at the close of business on August 16, 1999 ("Record Date") are entitled to be present and to vote at the Annual Meeting. Each share of beneficial interest of the Fund is entitled to one vote and each fractional share shall be entitled to a proportionate fractional vote, except that shares held in the treasury of the Fund as of the record date shall not be voted. Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon. Executed proxies that are unmarked will be voted in favor of the nominees for trustee; in accordance with the recommendation of the Board of Trustees as to all other proposals described in the Proxy Statement and, at the discretion of the proxyholders, on any other matter that may properly have come before the Annual Meeting or any adjournments thereof.

      If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by another proxy or by letter or telegram directed to the Fund. To be effective, such revocation must be received prior to the meeting and indicate the shareholder's name. In addition, any shareholder who attends the meeting in person may vote by ballot at the meeting, thereby canceling any proxy previously given. The solicitation of proxies will be made primarily by mail. Authorization to execute proxies may be obtained by telephonic or electronically transmitted instructions.

      The holders of a majority of the Shares issued and outstanding and entitled to vote present in person or represented by proxy shall be requisite and shall constitute a quorum for the transaction of business. In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote at the Annual Meeting shall have power to adjourn the meeting from time to time. Action on any matter is approved if the votes cast in favor of the action exceed the votes cast against it. Any adjourned meeting may be held as adjourned without further notice. At any adjourned meeting at which a quorum shall be present, any business may be transacted as if the meeting had been held as originally called.

      Proxy materials will be mailed to shareholders of record on or about August 30, 1999. Copies of the Fund's current Annual Report will be mailed to its shareholders with the proxy materials. As of the record date, August 16, 1999, there were 5,696 shares of beneficial interest of the Fund. To the Fund's knowledge, no shareholder beneficially owned 5% or more of its outstanding shares on that date.

      The principal executive offices of the Fund are located at 11815 North Pennsylvania, Carmel, Indiana 46032. The Fund's investment adviser, Conseco Capital Management, Inc. (the "Adviser"), is also located at 11825 North Pennsylvania, Carmel, Indiana 46032.

PROPOSAL NO. 1: ELECTION OF TRUSTEES

      It is proposed that seven (7) Trustees be elected. The Board of Trustees of the Fund is divided into three classes with the terms of each of the first, second and third class expiring at the annual meeting of shareholders of the Fund in the year indicated in the table below. The individual nominees (the "Nominees") proposed for election are listed below. Each has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. Biographical information about each Nominee is set forth below.

      Each Trustee, with the exception of Mr. Walthall, has served as a Trustee since the Fund's commencement of operations in July, 1998. Mr. Walthall has served as a Trustee since December, 1998.


NAME OF NOMINEE                     AGE            PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
---------------                     ---            --------------------------------------------

CLASS I - TERM EXPIRES 2000:
WILLIAM P. DAVES, JR.               73             Trustee and Chairman of the Board of the Fund: Consultant to insurance and healthcare industries; Director, Chairman and Chief Executive
                                                   Officer, FFG Insurance Co.; Chairman of the Board and Trustee of other mutual funds managed by the Adviser. Address: 5723 Trail Meadow, Dallas,
                                                   Texas 75230.

MAXWELL E. BUBLITZ*                 43             Trustee and President of the Fund: Chartered Financial Analyst; CEO,
                                                   President and Director, Adviser; Senior Vice President, Investments of
                                                   Conseco, Inc.; President and Trustee of other mutual funds managed by the Adviser. Address: 11825 North Pennsylvania Street, Carmel, Indiana
                                                   46032.

CLASS II - TERM EXPIRES 2001:

GREGORY J. HAHN*                    38             Trustee and Vice President for Investments of the Fund: Chartered
                                                   Financial Analyst; Senior Vice President, Adviser; Trustee, officer and portfolio manager of other mutual funds managed by the Adviser. Address:
                                                   11825 North Pennsylvania Street, Carmel, Indiana 46032.

DR. JESS H. PARRISH                 71             Trustee of the Fund: Higher Education Consultant; Former President,
                                                   Midland College; Trustee of other mutual funds managed by the Adviser.
                                                   Address: 2805 Sentinel, Midland, Texas 79701.

DAVID N. WALTHALL                   53             Trustee of the Fund: Principal, Walthall Asset Management; Formerly
                                                   President, Chief Executive Officer and Director of Lyrick Corporation;
                                                   Formerly, President and CEO, Heritage Media Corporation; Formerly,
                                                   Director, Eagle National Bank; Trustee of other mutual funds managed by the Adviser. Address: 1 Galleria Tower, Suite 1050, 13355 Noel Road,
                                                   Dallas, Texas 75240.

CLASS III - TERM EXPIRES 2002:

HAROLD W. HARTLEY                   75             Trustee of the Fund: Chartered Financial Analyst; Director, Ennis
                                                   Business Forms, Inc.; Retired, Executive Vice President, Tenneco
                                                   Financial Services, Inc.; Trustee of other mutual funds managed by the
                                                   Adviser. Address: 502 Canal Cove Ct., Ft. Myers Beach, Florida 33913.


DR. R. JAN LECROY                   68             Trustee of the Fund: Director, Southwest Securities Group, Inc.;
                                                   Retired, President, Dallas Citizens Council; Trustee of other mutual funds managed by the Adviser. Address: 841 Liberty, Dallas, Texas 75204.

-----------------

* The Trustees so indicated are considered "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), due to their employment with the Adviser and its affiliates.

      The persons named in the accompanying form of proxy intend to vote each such proxy for the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. Should any of the nominees become unable to accept election, the persons named in the proxy will exercise their voting power in favor of such person or persons as the Board of Trustees may recommend. The Board of Trustees knows of no reason why any of its nominees would be unable to accept election.

      To the knowledge of the Fund's management, as of the Record Date, the Trustees and officers of the Fund owned, as a group, less than 1% of the outstanding shares of the Fund.

      There were five meetings of the Board of Trustees held during the Fund's fiscal year ended June 30, 1999. Each Trustee attended at least 75% of the total number of meetings of the Board of Trustees they were eligible to attend.

      The Fund has an audit committee comprised of all of the Trustees. The committee reviews financial statements and other audit-related matters as they arise throughout the year. The Fund also has a nominating committee comprised of all of the Trustees. The Fund has neither a standing compensation committee nor a committee performing similar functions.

      Effective July 1, 1999, each Trustee who is not an "interested person" ("Independent Trustee") of the Fund shall receive $5,000 per year plus $1,000 for each Board meeting attended in person or by telephone. The Fund also reimburses each Independent Trustee for travel and out-of-pocket expenses. No Independent Trustee received compensation from the Fund in excess of $10,000 for the fiscal year ended June 30, 1999.

      The Fund does not pay any other remuneration to its officers and/or Trustees, and the Fund does not have a bonus, pension, profit-sharing or retirement plan.

      The aggregate amount of compensation paid to each Nominee by the Fund for the fiscal year ended June 30, 1999, and by Conseco Fund Group and Conseco Series Trust for which such Nominee was a Board member (the number of which is set forth in parenthesis next to each Nominee's total compensation) for the year ended December 31, 1998, was as follows:

                                                           TOTAL COMPENSATION
                                  AGGREGATE                  FROM FUND AND
                                COMPENSATION                  FUND COMPLEX
NAME OF NOMINEE                  FROM FUND*                 PAID TO TRUSTEE**
----------------               --------------            ----------------------

William P. Daves, Jr.              $10,000                  $26,000 (3 Boards)

Harold W. Hartley                  $10,000                  $26,000 (3 Boards)

Dr. R. Jan LeCroy                  $10,000                  $26,000 (3 Boards)

Dr. Jess H. Parrish                $10,000                  $26,000 (3 Boards)

David N. Walthall                   $8,000                  $8,000  (3 Boards)

Maxwell E. Bublitz                      $0                      $0  (3 Boards)

Gregory J. Hahn                         $0                      $0  (2 Boards)



----------
* Amounts exclude reimbursed expenses for attending Board meetings, which amounted to $2,044 for all Trustees as a group.
** Represents total compensation from all investment companies in the fund complex, including the Fund, for which the Nominee serves as a Board Member.


 THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT TRUSTEES", RECOMMENDS
                  THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF
             EACH OF THE NOMINEES TO SERVE AS TRUSTEES OF THE FUND.

PROPOSAL NO. 2: RATIFICATION OF
THE SELECTION OF INDEPENDENT AUDITORS

      The Fund's independent auditors must be appointed by a majority of the Fund's Independent Trustees, and that appointment must be submitted for ratification or rejection at the Annual Meeting of Shareholders. The employment of the independent auditors is conditioned upon the right of the Fund, by vote of a majority of its outstanding securities at any meeting called for that purpose, to terminate such employment without penalty. The Fund's Board, including all of the Fund's Independent Trustees, approved the selection of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2000 at a Board meeting held on May 18, 1999. Accordingly, the selection by the Fund's Board of PricewaterhouseCoopers LLP as independent auditors of the Fund for the fiscal year ending June 30, 2000 is submitted to shareholders for ratification. Apart from fees received as independent auditors, neither PricewaterhouseCoopers LLP nor any of its partners has a direct, or material indirect, financial interest in the Fund. PricewaterhouseCoopers LLP, a major international accounting firm, has acted as auditors of the Fund since the Fund's organization. The Fund's Board believes that the continued employment of PricewaterhouseCoopers LLP for the fiscal year ending June 30, 2000 is in the best interests of the Fund.

      A representative of PricewaterhouseCoopers LLP is expected to be present at the meeting and will be available to respond to appropriate questions.

 THE FUND'S BOARD OF TRUSTEES, INCLUDING THE "INDEPENDENT TRUSTEES", RECOMMENDS
          THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT AUDITORS OF THE FUND.

OTHER MATTERS

      If a proxy properly executed and returned accompanied by instructions to withhold authority to vote, is (1) a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares of the Fund on a particular matter with respect to which the broker or nominee does not have discretionary power) or is (2) marked with an abstention (collectively, "abstentions"), the Fund's shares represented thereby will be considered to be present at the meeting for purposes of determining the existence of quorum for the transaction of business. Under Massachusetts law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining "votes cast" on an issue.

      The Fund's Board is not aware of any other matter which may come before the meeting. However, should any such matter with respect to the Fund properly come before the meeting, it is the intention of the proxyholders to vote the proxy in accordance with their judgment on any such matter.

      The Fund will request broker/dealer firms, custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of the shares held of record. The Fund will reimburse such broker/dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to the solicitation of Proxies by mail, officers of the Fund and employees of the Adviser and its affiliates, without additional compensation, may solicit Proxies in person, by telephone or otherwise.

      The Fund will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally, by telephone, or by telegraph, or by electronic transmission (e-mail).

      Proposals that shareholders wish to include in the Fund's proxy statement for the Fund's next Annual Meeting of Shareholders must be received by the Fund no later than June 22, 2000, at the principal executive offices of the Fund at 11815 North Pennsylvania Street, Carmel, Indiana 46032. Shareholder proposals submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws.


ADDITIONAL INFORMATION

      Conseco Capital Management, Inc., located at 11825 North Pennsylvania Street, Carmel, Indiana 46032, serves as the Fund's investment adviser and administrator.

      PNC Bank, c/o PFPC, Inc., located at 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and accounting servicing agent.


NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
AND THEIR NOMINEES

         Please advise the Fund, in care of PFPC, Inc., whether other persons are the beneficial owners of the shares for which proxies are being solicited and, if so, the number of copies of the proxy statement and other soliciting material you wish to receive in order to supply copies to the beneficial owners of shares.

         IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.



Dated: August 30, 1999

                                    EXHIBIT A

      The following sets forth information relevant to the executive officers of the Fund.


                                                                 PRINCIPAL OCCUPATION
                                                                 AND BUSINESS
NAME AND POSITION                                                EXPERIENCE FOR PAST
WITH FUND                                 AGE                    FIVE YEARS
-----------------                         ---                    ---------
MAXWELL E. BUBLITZ                        43                     Chartered Financial Analyst.
President                                                        CEO, President and Director,
                                                                 Adviser. Senior Vice President,
                                                                 Investments of Conseco, Inc.
                                                                 President and Trustee of
                                                                 other mutual funds managed
                                                                 by the Adviser.

GREGORY J. HAHN                           38                     Chartered Financial Analyst.
Vice President                                                   Senior Vice President,
                                                                 Adviser. Trustee, officer and
                                                                 portfolio manager of other
                                                                 mutual funds managed by
                                                                 the Adviser.

WILLIAM P. KOVACS, ESQ.                   53                     Vice President, Senior
Vice President and Secretary                                     Counsel, Secretary, Chief
                                                                 Compliance Officer and
                                                                 Director of Adviser. Vice
                                                                 President and Secretary of
                                                                 other mutual funds managed
                                                                 by the Adviser. Previously,
                                                                 Of Counsel to Shefsky &
                                                                 Froelich and Rudnick &
                                                                 Wolfe; Prior thereto, Vice
                                                                 President and Assistant
                                                                 Secretary, Kemper Financial
                                                                 Services, Inc.

                                                                 PRINCIPAL OCCUPATION
                                                                 AND BUSINESS
NAME AND POSITION                                                EXPERIENCE FOR PAST
WITH FUND                                 AGE                    FIVE YEARS
-----------------                         ---                    ---------
JAMES S. ADAMS                            40                     Senior Vice President,
Treasurer                                                        Chief Accounting
                                                                 Officer and Treasurer
                                                                 of Conseco, Inc. and
                                                                 various subsidiaries.
                                                                 Treasurer of other mutual
                                                                 funds managed by the
                                                                 Adviser.

WILLIAM T. DEVANNEY                       43                     Senior Vice President,
Vice President                                                   Corporate Taxes,
                                                                 of Conseco Services, LLC
                                                                 and various affiliates.
                                                                 Vice President of other
                                                                 mutual funds managed by the
                                                                 Adviser.

                         CONSECO STRATEGIC INCOME FUND
                                     PROXY
               ANNUAL MEETING OF SHAREHOLDERS - OCTOBER 14, 1999


The undersigned shareholder of Conseco Strategic Income Fund (the "Fund") hereby appoints William P. Kovacs and Karl W. Kindig, or any one or more of them, attorneys with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest (the "shares") of the Fund standing in the name of the undersigned at the close of business on August 16, 1999 at the Annual Meeting of Shareholders of the Fund to be held at the Conseco Conference Center, 530 College Drive, Carmel, Indiana on October 14, 1999, at 11:00 a.m., local time, and at any and all adjournments thereof, with all the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the meeting.

                                                 Please mark
                                           your votes as indicated
                                               in this example
                                                     |_|


1.       Election of Trustees

  |_| FOR ALL NOMINEES

  |_| WITHHOLD AUTHORITY ONLY FOR THE NOMINEE(S) WHOSE NAME(S) ARE WRITTEN BELOW

  |_| WITHHOLD AUTHORITY FOR ALL NOMINEES

Nominees for Trustee are:
Class I - Maxwell E. Bublitz and William P. Daves, Jr.;
Class II - Gregory J. Hahn, Dr. Jess H. Parrish and David N. Walthall; Class III - Dr. R. Jan LeCroy and Harold W. Hartley

2. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors
of the Fund.                |_| FOR  |_| AGAINST  |_| ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.



THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES AND WILL BE VOTED "FOR" ELECTION OF THE PROPOSED TRUSTEES AND "FOR" THE ABOVE PROPOSALS, UNLESS OTHERWISE INDICATED.

Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

Dated--------------------------------------------, 1999



-------------------------------------------------------
                     Signature(s)



-------------------------------------------------------
                     Signature(s)

   SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
TO: PFPC Inc., P.O. Box 9426, Wilmington, DE 19809-9938

                                    IMPORTANT
No matter how many shares you own, please sign, date and mail your proxy IMMEDIATELY.

  To hold the meeting, a majority of the shares eligible to vote is required by law to be represented. Therefore, it is important that you vote now so that your Fund will not have to bear the unnecessary expense of another solicitation of proxies.